UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2020

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

One Liberty Plaza, 7th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On June 17, 2020, ABM Industries Incorporated (the “Company”) issued a press release announcing financial results related to the quarter ended April 30, 2020. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2020, D. Anthony Scaglione, Executive Vice President and Chief Financial Officer of the Company, notified the Company that he will be departing the Company, effective July 1, 2020.

Dean A. Chin will be appointed as Interim Chief Financial Officer of the Company, effective on July 1, 2020. Mr. Chin will continue to act as the Company’s principal accounting officer.

Mr. Chin, 51, joined the Company in 2008, and has been serving as Senior Vice President, Chief Accounting Officer, and Corporate Controller of the Company since June 2010.  Mr. Chin served as Vice President and Assistant Controller of the Company from June 2008 to June 2010.

Item 7.01. Regulation FD Disclosure.

As disclosed in the press release attached as Exhibit 99.1, the Company will hold a live web cast on June 18, 2020, relating to the Company’s financial results for the quarter ended April 30, 2020. A copy of the slides to be presented during the Company’s web cast and discussed in the conference call relating to such financial results is being furnished as Exhibit 99.2 to this Form 8-K.

Item 8.01. Other Events.

On June 17, 2020, the Company announced that the Board of Directors of the Company declared a quarterly dividend of $0.185 per share, payable on August 3, 2020, to stockholders of record on July 2, 2020. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by ABM Industries Incorporated, dated June 17, 2020, announcing financial results related to the quarter ended April 30, 2020, and the declaration of a dividend payable August 3, 2020, to stockholders of record on July 2, 2020.

99.2	Slides of ABM Industries Incorporated, Second Quarter 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: June 17, 2020	By:	/s/ Andrea R. Newborn
Andrea R. Newborn
Executive Vice President, General Counsel and Secretary